UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2015

Stamps.com Inc.

(Exact name of registrant as specified in its charter)
Delaware	000-26427	77-0454966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1990 E. Grand Avenue, El Segundo, CA	90245
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(310) 482-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 24, 2015, Stamps.com Inc. ("SDC") filed a Current Report on Form 8-K (the “Initial Filing”) to report that on November 18, 2015, SDC completed the acquisition of PSI Systems, Inc. ("Endicia"). This Amendment No. 1 on Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

The information previously reported in the Initial Filing is incorporated by reference into this Amendment No. 1.  The other terms and exhibits to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01	Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired

The following audited financial statements of Endicia are attached hereto as Exhibit 99.1 and incorporated herein by reference:

•	Audited financial statements as of and for the nine months ended September 30, 2015 and as of and for the years ended December 31, 2014 and December 31, 2013.

(b)   Pro forma financial information

The following unaudited pro forma condensed combined financial statements of SDC are attached hereto as Exhibit 99.2 and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2015.
•	Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended September 30, 2015 and the year ended December 31, 2014.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors – Frank, Rimerman + Co. LLP

99.1	Audited financial statements of PSI Systems, Inc. as of and for the nine months ended September 30, 2015 and as of and for the years ended December 31, 2014 and December 31, 2013.

99.2
Stamps.com Inc. unaudited Pro Forma condensed combined financial statements, including unaudited Pro Forma condensed combined balance sheet as of September 30, 2015 and unaudited Pro Forma condensed combined statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Stamps.com Inc.
(Registrant)

February 3, 2016	/s/ Kenneth McBride
Date	(Signature)

Kenneth McBride,
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Auditors – Frank, Rimerman + Co. LLP

99.1	Audited financial statements of PSI Systems, Inc. as of and for the nine months ended September 30, 2015 and as of and for the years ended December 31, 2014 and December 31, 2013.

99.2
Stamps.com Inc. unaudited Pro Forma condensed combined financial statements, including unaudited Pro Forma condensed combined balance sheet as of September 30, 2015 and unaudited Pro Forma condensed combined statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014.